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Exhibit 10.1

                                , 2006

TC Acquisition Corp.
1816 Fifth Street
Berkeley, CA 94710

  Re:
  TC Acquisition Corp. Initial Public Offering—Letter Agreement

Dear Ladies and Gentlemen:

        This letter is being delivered to you in accordance with the Underwriting Agreement (the "Underwriting Agreement") entered into by and between TC Acquisition Corp., a Delaware corporation (the "Company"), and Merriman Curhan Ford & Co., as Representative (the "Representative") of the several Underwriters named in Schedule I thereto (the "Underwriters"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "Units"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and two warrants, each exercisable for one share of Common Stock (the "Warrants"). The capitalized terms set forth on Schedule 1 attached hereto are hereby incorporated by reference herein.

        In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

        1.     If the Company solicits approval of its stockholders for a Business Combination, the undersigned shall vote (i) all Insider Shares owned by such person in accordance with the majority of the votes cast by the holders of the IPO Shares and (ii) any and all shares of Common Stock acquired in the Private Placement and in connection with or following the IPO in favor of the Business Combination.

        2.     If a Transaction Failure occurs, the undersigned shall take all reasonable actions within such person's power to (i) dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, and after approval of the Company's stockholders and subject to the requirements of the Delaware General Corporation Law (the "GCL"), including the adoption of a resolution by the Company's Board of Directors, prior to such Transaction Failure Date, pursuant to Section 275(a) of the GCL, which shall deem the dissolution of the Company advisable and cause to be prepared such notices as are required by Section 275(a) of the GCL as promptly thereafter as possible, and (ii) vote all Insider Shares and all of the shares that may be acquired by the undersigned in or following the IPO in favor of any plan of dissolution and distribution recommended by the Company's Board of Directors. If the Company does not consummate a Business Combination by the Transaction Failure Date, the undersigned hereby agrees, with respect to any plan of dissolution and distribution to cause the Company's Board of Directors to convene, adopt a plan of dissolution and distribution, which the undersigned will vote to recommend to stockholders, and promptly cause the Company to prepare and file a proxy statement with the Securities and Exchange Commission setting out the plan of dissolution and distribution. If the Company seeks approval from its stockholders to consummate a Business Combination within 90 days of the expiration of 24 months from the Effective Date, the undersigned agrees that the proxy statement related to such Business Combination will also seek stockholder approval for the plan of dissolution and distribution in the event the stockholders do not approve the Business Combination. If no proxy statement seeking the approval of the stockholders for a Business Combination has been filed within 30 days prior to the date which is 24 months from the date of the IPO, the undersigned agrees, prior to such date to convene and adopt a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. The undersigned hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any liquidating distributions by the Company, including without limitation, any distribution of the Trust Fund as a result of such liquidation with respect to the undersigned's Insider Shares and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

        3.     The undersigned agrees to indemnify and hold harmless the Company, jointly and severally with [                        ], against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) (collectively, "Damages") to which the Company may become subject as a result of any claim (i) by any vendor that is owed money by the Company for services rendered or products sold, or (ii) by any target business or other entity with whom the Company has a written agreement, except that no such indemnification obligation shall apply to any Damages with respect to or arising out of any claims made by such target business that has signed a release, waiver or similar agreement (whether as part of such written agreement or otherwise) agreeing that it has no recourse to the Trust Fund, and provided that any indemnification obligation as set forth in (i) or (ii) above shall apply only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund.1

Paragraph 3 to be included in the Letter Agreements for each of Mr. Majteles and MGS Partners, LLC

        4.     In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire all or substantially all of the outstanding equity securities of, or otherwise acquire (through merger, capital stock exchange, asset or stock acquisition or other business combination), an operating business in the technology, media or telecommunications industries, until the earlier of the consummation by the Company of a Business Combination, the distribution of the Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company; provided, however, that the presentation of such opportunities to the Company shall in each case be subject to any fiduciary obligation of the undersigned's arising from a fiduciary relationship established prior to the undersigned's fiduciary relationship with the Company.2

2
Paragraph 4 to be included in the Letter Agreements for all Officers and Directors of the Company.

        5.     The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Company's officer and directors unless the Company obtains an opinion from an independent investment banking firm that is a member of the National Association of Securities Dealers, Inc. that the business combination is fair to the Company's stockholders from a financial perspective.3

3
Paragraph 5 to be included in the Letter Agreements for all Officers and Directors of the Company.

        6.     The undersigned shall not, and shall cause the members of such person's Immediate Family and the affiliates of such person not to, accept any compensation for services rendered to the Company prior to, or in connection with, the Business Combination; provided, that the undersigned shall be entitled to receive reimbursement from the Company for its out-of-pocket expenses incurred on behalf of the Company in connection with seeking and consummating a Business Combination as contemplated in the Prospectus.

        7.     The undersigned shall not, and shall cause the members of such person's Immediate Family and the affiliates of such person not to, accept a finder's fee or any other compensation in the event the undersigned, any member of such person's Immediate Family or any affiliate of such person originates a Business Combination.

        8.     The undersigned hereby agrees to be [the                        of the Company][and][a member of the Board of Directors] of the Company until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Trust Fund or the dissolution of the Company.4

4
Paragraph 8 to be included in the Letter Agreements for all Officers and Directors of the Company.

        9.     The undersigned represents and warrants that (i) the biographical information furnished to the Company and the Representative and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, (ii) the questionnaires furnished by the undersigned to the Company and the Representative are true and accurate in all respects, and (iii) the undersigned has full right and power, without violating any agreement (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer) by which the undersigned is bound to enter into this letter agreement and to serve as [                        ][and][a member of the Board of Directors] of the Company. The undersigned further represents and warrants that:

        (a)   The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction.

        (b)   The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and such person is not currently a defendant in any such criminal proceeding.

        (c)   The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

        (d)   The undersigned consents to being named in the Registration Statement as a[n] [Officer] [Director] [Special Advisor] of the Company.5

5
Paragraph 9 to be included in the Letter Agreements for all Officers, Directors and Special Advisors.

        10.   The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. The Company and the undersigned acknowledge that the Representative is an intended third party beneficiary of the provisions of this letter agreement. In that regard, the Representative shall have the right in its sole discretion, but not the obligation, to enforce the provisions of this letter agreement. Nothing contained herein shall be deemed to render the Representative (or any of the Underwriters) a representative of, or a fiduciary with respect to, the Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

        11.   This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the Business Combination Date and (ii) the Termination Date; provided, however, that any such termination shall not relieve the undersigned from any liability resulting from or arising out of any breach of any agreement or covenant hereunder occuring prior to the termination of this letter agreement.

        12.   This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

        13.   No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

[The Remainder of this Page is Intentionally Left Blank]

Sincerely,
By:
Name:
Title:

Accepted and agreed:
TC Acquisition Corp.
By:
Name:	Robert J. Majteles
Title:	President and Chief Executive Officer

Exhibit 10.1

Schedule 1

SUPPLEMENTAL COMMON DEFINITIONS

        Unless the context shall otherwise require, the following terms shall have the following respective meanings for all purposes, and the following definitions are equally applicable to both the singular and the plural forms and the feminine, masculine and neuter forms of the terms defined.

        "Business Combination" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction of one or more operating businesses in the technology-related sector (collectively, the "Target Business") having, collectively, a fair market value (as calculated in accordance with the Company's Amended and Restated Certificate of Incorporation) at least equal to 80% of the Company's net assets at the time of such merger, capital stock exchange, asset or stock acquisition or other similar type of transaction; provided, that any acquisition of multiple operating businesses shall occur contemporaneously with one another.

        "Business Combination Date" shall mean the date upon which a Business Combination is consummated.

        "Effective Date" shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

        "Immediate Family" shall mean, with respect to any person, such person's spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption or marriage).

        "Independent Directors" shall mean the Company's directors that qualify as "independent" under NASD Rule 4200(a)(15), as amended.

        "Insiders" shall mean all of the officers, directors and stockholders of the Company immediately prior to the Company's IPO.

        "Insider Shares" shall mean (i) all shares of Common Stock of the Company owned by an Insider immediately prior to the Company's IPO but shall not include any shares of Common Stock underlying the Units and the Warrants included in the Units issued to an Insider in the Private Placement. For the avoidance of doubt, Insider Shares shall not include any IPO Shares purchased by Insiders in connection with or subsequent to the Company's IPO.

        "IPO Shares" shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise; provided, however, the that the term IPO Shares shall not include any of the shares of Common Stock issued by the Company to an Insider in the Private Placement.

        "Private Placement" shall mean the 300,000 Units to be offered by the Company to MGS Partners, LLC or any other Insider concurrently with the Units to be issued by the Company in the IPO.

        "Prospectus" shall mean the final prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and included in the Registration Statement.

        "Registration Statement" shall mean the registration statement filed by the Company on Form S-1 (No. 333-126355) with the SEC on July 1, 2005, and any amendment or supplement thereto, in connection with the Company's IPO.

        "SEC" shall mean the United States Securities and Exchange Commission.

        "Termination Date" shall mean the date that is sixty (60) calendar days immediately following the Transaction Failure Date.

        "Transaction Failure" shall mean the failure to consummate a Business Combination (i) during the eighteen-month period immediately following the closing date of the IPO, or (ii) during the twenty-four-month period immediately following the closing date of the IPO if a letter of intent, definitive agreement or agreement in principle is executed within the eighteen-month period immediately following the closing date of the IPO.

        "Transaction Failure Date" shall mean (i) the date eighteen (18) months following the closing date of the IPO, or (ii) the date twenty-four (24) months following the closing date of the IPO if a letter of intent, definitive agreement or agreement in principle is executed within eighteen (18) months following the closing date of the IPO.

        "Trust Fund" shall mean that certain trust account established with Continental Stock Transfer & Trust Company, as trustee, and in which the Company deposited the offering proceds to be held in trust, as described in the Prospectus.

Exhibit A

BIOGRAPHY

        [Insert Bio here]

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  Exhibit 10.1
  Schedule 1
SUPPLEMENTAL COMMON DEFINITIONS
  Exhibit A
BIOGRAPHY